UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2014

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

(847) 402-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

As previously disclosed by The Allstate Corporation (the “Registrant”) in the Registrant’s Current Report on Form 8-K filed on February 25, 2014, pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated February 24, 2014, by and between the Registrant and Morgan Stanley & Co. LLC, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Representatives”), the Registrant granted the Representatives the option (the “Option”) to purchase an additional 3,900,000 Depositary Shares to cover over-allotments (the “Option Shares”).  On March 4, 2013, the Representatives exercised the Option in full and the Option Shares were issued on March 11, 2014.

The validity opinion and consent of Willkie Farr & Gallagher LLP is being filed with this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits

5.1	Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Jennifer M. Hager
Name:	Jennifer M. Hager
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: March 11, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

5.1	Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).